                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: February 13, 2013

                                                        CENTOR, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   000-52970

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                                                #23 King David Hotel Street                                                 Kokomlemle, Accra, Ghana

                               (Address of Principal Executive Offices) (Zip Code)

                                                          416-418-1582

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                           Registrant's telephone number, including area code

4667A Dundas Street West Etobicoke, Ontario, M9A 1A4 Canada

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On February 13, 2013 the following individuals were appointed to the Board of Directors in the Capacity of  Directors. Bradley Wilson, Frederick DaSilva, Joseph Maher.

Appointment of Officers

On February 13, 2013 the following individuals were appointed as Officers of the Corporation in the following capacity. Bradley Wilson, President/ CEO, Frederick DaSilva, Secretary/Treasurer, Joseph Maher, COO

Resignation of Directors and Officers

On February 13, 2013, Michael Gismondi and Andrea Grande  resigned from the Board of Directors, and as Officers of the Corporation.

Biographical Information

Bradley Wilson

With over 25 years of success achieving revenue, profit, and business growth objectives within start-ups, turnarounds, and rapid-change environments. Well networked professional and highly successful in implementing business process improvements, defining company direction, achieving goals, and change. Business Development and Sales Leadership—Closed contracts for both private and public sector companies from $250k to upwards of $10M. Consistent record of delivering results in growth, revenue, operational performance, and profitability.

Mergers and Acquisitions—Spearheaded several acquisitions; conducted due diligence, led negotiations, integrated operations, and managed strategic relationships

Turnaround—turned around underperforming organizations, streamlining business units around a coherent operational strategy, restoring profitability.  Mr. Wilson currently serves on the Board of Directors of Eyecity.com, Inc. and National Asset Recovery Corp. and has Attended York University and Ryerson Polytechnical University both located in Toronto Canada.

Frederick DaSilva

He has been directly involved in raising investment capital for several companies in the Mining and resource sector, ranging from start-up companies to emerging high growth public companies. ). Mr.DaSilva Holds a Degree in BA from Concordia University majoring in Finance and Marketing.

Joseph Maher

Joseph Maher is a seasoned business professional exceeding 30 years.  Raised in Illinois, Mr. Maher completed his university studies in 1982.  Soon embarked on an entrepreneurial career, which included the successful founding of companies in manufacturing, travel & tourism, retail, software development and marketing.   Maher’s diverse background has afforded him the opportunity to work with Fortune 500 companies and various departments of State Government.  Early in 2009, Maher journeyed to West Africa to enter the gold industry.  Given the political, logistical and historical gold production levels, Ghana was the simple choice.  Mr. Maher has the necessary field experience having managed gold projects in Ghana since 2011.

Mr. Maher has recently undertaken the challenge of assisting in efforts to reduce liquid mercury pollution caused by Small Scale mining in Ghana.  Having familiarized himself with Ghana’s culture, people, government leaders, and mining opportunities, Mr. Maher direct the Company's effort in Ghana.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Directors Resolutions

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CENTOR, INC.

                                         By: /s/ Michael Gismondi

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                                             Michael Gismondi, President

                                          Date: February 13, 2013